EXECUTION VERSION
FIRST AMENDED AND RESTATED REVOLVING NOTE
$25,000,000 August 4, 2020
FOR VALUE RECEIVED, the undersigned, OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”), OrthoPediatrics US Distribution Corp., a Delaware corporation (“OrthoPediatrics US”), OrthoPediatrics EU Limited, a company incorporated and registered in England and Wales (“OrthoPediatrics EU”), OrthoPediatrics Aus Pty Ltd., a company organized under the laws of Australia (“OrthoPediatrics Aus”), OrthoPediatrics NZ Ltd., a company organized under the laws of New Zealand (“OrthoPediatrics NZ”), Orthex, LLC, a Florida limited liability company (“Orthex”), OP EU B.V., a company organized under the laws of the Netherlands (“OP EU Netherlands”), OP Netherlands B.V., a company organized under the laws of the Netherlands (“OP Netherlands”), Telos Partners, LLC, a Colorado limited liability company (“Telos”), ApiFix Ltd., a company organized under the laws of Israel (“ApiFix Israel”) and ApiFix, Inc., a Delaware corporation (“ApiFix” and together with OrthoPediatrics, OrthoPediatrics US, OrthoPediatrics EU, OrthoPediatrics Aus, OrthoPediatrics NZ, Orthex, OP EU Netherlands, OP Netherlands, Telos and ApiFix Israel, “Borrowers” and individually a “Borrower”), jointly and severally promise to pay to the order of Squadron Capital LLC, a Delaware limited liability company (the “Lender”), at the place and times provided in the Fourth Amended and Restated Loan and Security Agreement referred to below, the lesser of (i) the principal amount of $25,000,000 or (ii) the principal amount of the Revolving Loan outstanding and owing to the Lender, together with all the accrued and unpaid interest under this First Amended and Restated Revolving Note pursuant to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of December 31, 2017 (as amended, supplemented, modified or restated from time to time, the “Fourth Amended and Restated Loan Agreement”) by and among Borrowers and Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Fourth Amended and Restated Loan Agreement.
The unpaid principal amount of this First Amended and Restated Revolving Note from time to time outstanding is subject to mandatory repayment as provided in the Fourth Amended and Restated Loan Agreement and shall bear interest as provided in Section 3.1(b) of the Fourth Amended and Restated Loan Agreement. This First Amended and Restated Revolving Note may be voluntarily prepaid from time to time as provided in the Fourth Amended and Restated Loan Agreement and any principal amounts repaid may be borrowed, repaid (without premium or penalty) and reborrowed again, from time to time in whole or in part. All payments of principal and interest on this First Amended and Restated Revolving Note shall be payable in lawful currency of the United States of America in immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrowers. The principal and all accrued and unpaid interest under this First Amended and Restated Revolving Note shall be due and payable on the Maturity Date.
This First Amended and Restated Revolving Note is entitled to the benefits of, and evidences Obligations incurred under, the Fourth Amended and Restated Loan Agreement, to which reference is made for a description of the security for this First Amended and Restated Revolving Note and for a statement of the terms and conditions on which Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this First Amended and Restated Revolving Note and on which such Obligations may be declared to be immediately due and payable.
THIS FIRST AMENDED AND RESTATED REVOLVING NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE
          US_ACTIVE-154260557.4

STATE OF ILLINOIS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
Each Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Fourth Amended and Restated Loan Agreement) notice of any kind with respect to this First Amended and Restated Revolving Note.
This First Amended and Restated Revolving Note constitutes a renewal and restatement of, and replacement and substitution for, that certain Revolving Note dated as of December 31, 2017 in the principal amount of $15,000,000 executed by the Borrowers and made payable to the order of Lender (the “Prior Note”). The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, or any equivalent in the respective jurisdictions, mortgage or security interest securing such indebtedness or any rights of Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.
* * Signature Page to Follow * *

IN WITNESS WHEREOF, each of the undersigned has executed this First Amended and Restated Revolving Note as of the day and year first written above.

BORROWERS:
ORTHOPEDIATRICS CORP. By: /s/ Mark Throdahl Mark Throdahl Chief Executive Officer
ORTHOPEDIATRICS US DISTRIBUTION CORP. By: /s/ Mark Throdahl Mark Throdahl President & Chief Executive Officer
ORTHOPEDIATRICS EU LIMITED By: /s/ Fred Hite Fred Hite Chief Financial Officer
ORTHOPEDIATRICS AUS PTY LTD By: /s/ Fred Hite Fred Hite Chief Financial Officer
ORTHOPEDIATRICS NZ LTD By: /s/ Fred Hite Fred Hite Chief Financial Officer
ORTHEX, LLC By: /s/ Fred Hite Fred Hite Manager
Signature Page – First Amended and Restated Revolving Note

OP EU B.V. By: /s/ Daniel Gerritzen Daniel Gerritzen Authorized Representative
OP NETHERLANDS B.V. By: /s/ Daniel Gerritzen Daniel Gerritzen Authorized Representative
TELOS PARTNERS, LLC By: /s/ Daniel Gerritzen Daniel Gerritzen Authorized Representative
APIFIX LTD. By: /s/ Daniel Gerritzen Daniel Gerritzen Authorized Representative
APIFIX, INC. By: /s/ Daniel Gerritzen Daniel Gerritzen Authorized Representative
Signature Page – First Amended and Restated Revolving Note